Dec. 30, 2016
10.31 Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund - ATCI PRO-04 | Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 29 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.